Acquisition and disposals	6 Months Ended
Jun. 30, 2025
Disclosure Of Acquisitions And Disposals [Abstract]
Acquisition and disposals
7. Acquisition and disposals
Acquisitions - 30 June 2025
Arcadium Lithium plc
On 9 October 2024, Rio Tinto and Arcadium Lithium plc (Arcadium Lithium) announced a definitive agreement under which Rio Tinto would acquire 100% of Arcadium Lithium in an all-cash transaction for $5.85 per share (the 'transaction'). On 6 March 2025, the transaction was completed following the sanctioning of the Scheme of Arrangement by the Royal Court of Jersey and receipt of final regulatory approvals. On completion, the acquisition established Rio Tinto as a global leader in the supply of energy transition materials and as a major lithium producer, with one of the world's largest lithium resource bases.
The transaction has been accounted for as business combination under IFRS 3 "Business Combinations" using the acquisition method of accounting.
For the four months post-acquisition, Arcadium Lithium contributed US$308 million of revenue and US$50 million (loss) to profit before tax, inclusive of an US$82 million amortisation charge for provisional purchase price allocation adjustments. Had the acquisition taken place at the beginning of the 2025 financial year, the revenue and profit before tax would not be materially different to a proportionate increment of an additional two months.
Given the timing of the acquisition, we have not yet fully completed the analysis to assign fair values to all assets acquired and liabilities assumed and, therefore, the fair values presented below are provisional. At 30 June 2025, the remaining items to finalise include the fair value of intangible assets, property, plant and equipment, other assets and liabilities, and consequentially goodwill and deferred tax. This will be subject to further adjustment as we continue to refine estimates and assumptions based on information available about facts and circumstances that existed at the acquisition date. These refinements may result in material changes to the estimated fair value of assets acquired and liabilities assumed. The allocation of the purchase price to the fair value of acquired assets and liabilities assumed will be completed within 12 months of the acquisition date.

Identifiable assets acquired and liabilities assumed	Provisional fair values at 6 March 2025 US$bn
Intangible assets	2.2
Property, plant and equipment (including mineral interests)	5.5
Cash and cash equivalents	0.3
Borrowings(a)	(1.6)
Close-down, restoration and environmental provisions	(0.3)
Other provisions	(0.4)
Other assets and liabilities	0.2
Deferred tax liabilities (net of deferred tax assets)	(1.1)
Net assets	4.8
Non-controlling interest (NCI)(b)	(0.3)
Goodwill(c)	1.8
Net attributable assets (including Goodwill)	6.3
(a)Borrowings includes a US$0.2 billion loan advanced by Rio Tinto to Arcadium Lithium in January 2025.
(b)NCI relates to the Olaroz lithium carbonate mine in Argentina and the Nemaska Lithium development project in Canada, of which Arcadium Lithium holds interests of 66.5% and 50%, respectively. It has been valued at the pro rata share of the net identifiable assets.
(c)Provisional goodwill has been allocated to the Rio Tinto Lithium cash-generating units (including Rincon), and is not deductible for tax purposes. It principally relates to deferred tax liabilities on non-tax deductible fair value adjustments. It also includes synergies from complementary technologies and geographies and Rio Tinto's financial strength and project development experience that can accelerate volume growth. There have been no other additions or disposals of goodwill in the period.
7. Acquisition and disposals (continued)

Presentation in cash flow statement	2025 US$bn
Cash payment in consideration of equity to shareholders of Arcadium Lithium plc	6.3
less: cash and cash equivalents balance acquired	(0.3)
Acquisitions of subsidiaries, joint ventures and associates, net of cash acquired	6.0
Total cash paid on 6 March 2025 was US$6.7 billion, including US$6.3 billion paid in consideration of equity to the shareholders of Arcadium Lithium plc and US$0.4 billion paid to holders of convertible loan notes. As a result of the acquisition, the Group's net debt increased by approximately US$7.6 billion. This comprises US$7.4 billion change in net debt on acquisition plus US$0.2 billion advanced to Arcadium Lithium prior to acquisition.

Impact of the acquisition on net debt	2025 US$bn
Borrowings of Arcadium Lithium	1.6
less: convertible loan notes settled on change of control	(0.4)
less: cash and cash equivalents acquired	(0.3)
less: loan advanced to Arcadium prior to acquisition	(0.2)
Acquired net debt	0.7
Cash payment in consideration of equity to shareholders of Arcadium Lithium plc	6.3
Cash payment to settle convertible loan notes	0.4
Change in net debt on acquisition	7.4
Transaction costs of US$0.1 billion have been expensed and are included in operating expenses in the statement of profit or loss and are part of operating cash flows in the statement of cash flows.
7. Acquisition and disposals (continued)
Proposed acquisition of Salar de Maricunga SpA
On 19 May 2025, Rio Tinto and Corporación Nacional Del Cobre de Chile (Codelco) signed binding agreements to form a joint venture to develop and operate a high-grade lithium project in the Salar de Maricunga SpA (the 'Company') in Chile.
Under the agreement, Rio Tinto will acquire a 49.99% interest in Salar de Maricunga SpA, through which Codelco (with its 50.01% interest) holds its licenses and mining concessions in the Salar de Maricunga.
Rio Tinto will initially fund US$350 million towards additional studies and resource analysis to progress the project through to a final investment decision. A further US$500 million will be invested once a decision is made to proceed with the project, towards construction costs, and an additional US$50 million if the joint venture achieves its aim of delivering first lithium by the end of 2030. The partners will fund further capital requirements in line with their share of ownership of the joint venture.
The transaction is expected to close by the end of the first quarter of 2026, subject to receipt of all applicable regulatory approvals and the satisfaction of other customary closing conditions.
Acquisitions - 30 June 2024
There were no material acquisitions during the 6 months ended 30 June 2024.
In the second half of 2024, we acquired Sumitomo Chemical Company Limited’s 20.64% interest in NZAS, which owns and operates the Tiwai Point aluminium smelter in New Zealand. This increased our interest in NZAS to 100%, with the transaction being accounted for as a business combination achieved in stages. We also acquired a 34% equity interest in Winning Consortium Simandou Railway Pte. Ltd and Winning Consortium Simandou Ports Pte. Ltd (together referred to as “WCS Rail and Port entities”), as well as a total additional 14.11% interest in BSL, increasing our total interest in the investment in associate to 73.5%.
These transactions are described in the Annual Report on Form 20-F 2024 and did not have a material impact on profit or loss in the periods presented.
Disposals - 30 June 2025
There were no material disposals during the 6 months ended 30 June 2025.
Proposed divestment of 30% of Winu copper-gold project
On 8 May 2025, Rio Tinto entered into a binding joint venture agreement with Sumitomo Metal Mining Co (SMM) to deliver the Winu copper-gold project (Winu), located in the Great Sandy Desert region of Western Australia. Under the agreements, Rio Tinto will continue to develop and operate Winu, and SMM will pay Rio Tinto up to US$430 million for a 30% share of the project's assets and liabilities. This includes US$195 million up front and up to US$235 million in deferred consideration contingent on future milestones.
The transaction is expected to close in second half of 2025, subject to regulatory approvals and the satisfaction of customary conditions.
Disposals - 30 June 2024
There were no material disposals during the 6 months ended 30 June 2024
In the second half of 2024 we completed our sale of the Sweetwater uranium mill facility together with mining projects (collectively known as “Wyoming Uranium”) as well as the sale of Dampier Salt Limited’s Lake MacLeod salt and gypsum operation.